Revenues and Loyalty Programs	12 Months Ended
Dec. 31, 2022
Revenue [abstract]
Revenues and Loyalty Programs

NOTE 12. REVENUES AND LOYALTY PROGRAMS
(a)Revenues
The following table represents the Company’s disaggregated revenue by source, due to the Company’s contracts with its customers, for the years ended December 31, 2022 and 2021:

($ in thousands)	2022	2021
Wholesale	$367,222	$414,908
Dispensary	475,459	406,774
Total Revenues	$842,681	$821,682
The Company generates revenues, net of sales discounts, at the point in time the control of the product is transferred to the customer, as the Company has a right to payment and the customer has assumed significant risks and rewards of such product without any remaining performance obligation. Sales discounts were 10.7% and 7.0% of gross revenue during the years ended December 31, 2022 and 2021, respectively. The Company does not enter into long-term sales contracts.
(b)Loyalty Programs
In the states of Illinois, Arizona, Pennsylvania, New York, Florida and Massachusetts; the Company has customer loyalty programs where retail customers accumulate points based on their level of spending. These points are recorded as a contract liability until customers redeem their points for discounts on cannabis products as part of an in-store sales transaction. Loyalty points may be redeemed by customers for a range of $0.01 to $0.10 off of future purchases. The Company records a performance obligation as a reduction of revenue that ranges between $0.01 and $0.04 per loyalty point, inclusive of breakage expectations. Upon redemption, the loyalty program obligation is relieved and the offset is recorded as revenue. As of December 31, 2022 and 2021, there were 126.1 million and 94.1 million points outstanding, respectively, with an approximate value of $2.1 million and $1.3 million, respectively. The Company expects outstanding loyalty points to be redeemed within 1 year.